UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      April 1, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Amendment of a Material Definitive Agreement and Entry into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

AdCare Health Systems, Inc. ("AdCare" or the "Company") has entered into certain sublease agreements, on varying dates, to which each sublessor will lease a respective skilled nursing facility of the Company. On April 1, 2015, sublease agreements for six facilities became effective. The six subleased facilities are as follows:

•	College Park Healthcare Center, a 95-bed skilled nursing facility located in College Park, Georgia;

•	LaGrange Nursing and Rehabilitation Center, a 137-bed skilled nursing facility located in LaGrange, Georgia;

•	Powder Springs Nursing and Rehabilitation Center, a 208-bed skilled nursing facility located in Powder Springs, Georgia;

•	Tara at Thunderbolt Nursing and Rehabilitation Center, a 134-bed skilled nursing facility located in Thunderbolt, Georgia;

•	Georgetown Healthcare and Rehabilitation Center, a 84-bed skilled nursing facility located in Georgetown, South Carolina;

•	Sumter Valley Nursing and Rehabilitation Center, a 96-bed skilled nursing facility located in Sumter, South Carolina.

As previously reported, on January 31, 2015, a wholly-owned subsidiary of the Company (“Wellington Sublessor”) entered into separate sublease agreements pursuant to which Wellington Sublessor leases two skilled nursing facilities located in Georgia, to affiliates of Wellington Health Services (each a "Wellington Sublessee"). The lease commenced on April 1, 2015 on which date each Wellington Sublessee received all licenses and other approvals from the State of Georgia to operate such facility. The facilities are currently leased by Wellington Sublessor, as tenant, pursuant to a lease agreement dated August 1, 2010 (the "Prime Lease") with William M. Foster, as landlord. Each sublease agreement is structured as triple net lease wherein the Wellington Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of each sublease agreement will expire on July 31, 2020 coterminous with the Prime Lease. If Wellington Sublessor and landlord agree to extend the term of the Prime Lease, then Wellington Sublessee has the right to extend the term of the sublease agreements through the end of the renewal term of the Prime Lease. The annual rent under the two sublease agreements in the first year is $0.3 million in the aggregate, and the annual rent under each sublease will escalate at 1% each year through the initial term and 2% per year through the renewal term, if any. The sublease agreements are cross-defaulted. In connection with the sublease agreements, the current licensed operators (wholly-owned subsidiaries of the Wellington Sublessor) and the Wellington Sublessees also entered into operations transfer agreements with respect to the applicable facility, containing customary terms and conditions relating to the transfer of operations of skilled nursing facilities.
As previously reported, on February 18, 2015, a wholly-owned subsidiary of the Company (“College Park Sublessor”) entered into a sublease agreement pursuant to which Sublessor now leases one skilled nursing facility located in Georgia, to affiliates of C.R. of College Park, LLC (the "College Park Sublessee"). The lease commenced on April 1, 2015, on which date the College Park Sublessee received all licenses and other approvals from the State of Georgia to operate such facility. The sublease agreement is structured as triple net lease wherein the College Park Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of the sublease agreement will expire on April 30, 2020 and has a five year renewal option. The annual rent under the sublease agreement in the first year is approximately $0.6 million, and the annual rent will escalate at $12,000 annually through the lease term. In connection with the sublease agreements, the current licensed operator (wholly-owned subsidiary of the College Park Sublessor) and the College Park Sublessee also entered into an operations transfer agreement with respect to the applicable facility, containing customary terms and conditions relating to the transfer of operations of skilled nursing facilities. In addition to this facility, the Company has also subleased a 122-bed skilled nursing facility located in Glencoe, Alabama owned by Coosa Nursing ADK, LLC, a 182-bed skilled nursing facility in located in Attalla Alabama owned by Attalla Nursing ADK, LLC, and a 52-bed skilled nursing facility in located in Thomasville, Georgia owned by ADK Thomasville Operator, LLC to affiliates of C-Ross Management during 2014.
As previously reported, on February 25, 2015, two wholly-owned subsidiaries of the Company (each, a “Symmetry Healthcare Sublessor”) entered into separate sublease agreements pursuant to which each Symmetry Healthcare Sublessor now leases. The leases commenced on April 1, 2015, on which date the Symmetry Healthcare Sublessees received all licenses and other approvals from the State of South Carolina to operate such facilities and received approval of the mortgage lender with respect to such facilities. Each sublease agreement is structured as triple net lease wherein the Symmetry Healthcare Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. Pursuant to each sublease agreement, the initial lease term is fifteen years with a five-year renewal option. The annual rent under all of the sublease agreements in the first year is $1.1 million in the aggregate, and the annual rent under each sublease will escalate at 3% each year through the initial term and upon renewal. The sublease agreements are cross-defaulted. In connection with entering into the sublease agreements, each Symmetry Healthcare Sublessor and Symmetry Healthcare Sublessee also entered into an operations transfer agreement with respect to the applicable South Carolina facilities, each containing customary terms and conditions. In addition to these two facilities, the Company has also subleased a 106-bed skilled nursing facility located in Sylva, North Carolina, owned by Mountain Trace Nursing ADK, LLC to an affiliate of Symmetry Health Care and the lease will commence, subject to, among other things, the receipt of all licenses and other approvals from the State of North Carolina to operate such facility.
As previously reported, on March 17, 2015, a wholly-owned subsidiary of the Company (“LaGrange Sublessor”) entered into a sublease agreement pursuant to which LaGrange Sublessor now leases one skilled nursing facility located in Georgia, to affiliates of C.R.of LaGrange, LLC (the "LaGrange Sublessee"). The lease commenced on April 1, 2015, on which date the LaGrange Sublessee received all licenses and other approvals from the State of Georgia to operate such facility. The facilities are currently leased by LaGrange Sublessor, as tenant, pursuant to the Prime Lease with William M. Foster, as landlord. The sublease agreement is structured as triple net lease wherein the LaGrange Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. The initial term of the sublease agreement will expire on July 31, 2020, coterminous with the Prime Lease. If LaGrange Sublessor and landlord agree to extend the term of the Prime Lease, then LaGrange Sublessee has the right to extend the term of the sublease agreements through the end of the renewal term of the Prime Lease. The annual rent under the sublease agreement in the first two years will approximate $1.0 million annually, and the annual rent will escalate at 3.0% annually through the lease term. In connection with the sublease agreements, the current licensed operators (wholly-owned subsidiaries of LaGrange Sublessor) and the LaGrange Sublessee also entered into an operations transfer agreement with respect to the applicable facility, containing customary terms and conditions relating to the transfer of operations of skilled nursing facilities. As noted above, in addition to this facility, the Company has also subleased a 122-bed skilled nursing facility located in Glencoe, Alabama owned by Coosa Nursing ADK, LLC, a 182-bed skilled nursing facility in located in Attalla Alabama owned by Attalla Nursing ADK, LLC, and a 52-bed skilled nursing facility in located in Thomasville, Georgia owned by ADK Thomasville Operator, LLC to affiliates of C-Ross Management during 2014.
Unaudited pro forma financial information with respect to the commencement of the subleases described above is provided in Item 9.01.

Item 2.03	Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

PrivateBank Credit Facility Modification
On April 1, 2015, certain wholly-owned subsidiaries (the “PrivateBank Borrowers”) the Company entered into a Eighth Modification Agreement (the “Modification”) with The PrivateBank and Trust Company (“PrivateBank”), which modified that certain Loan Agreement, dated September 20, 2012, between the PrivateBank Borrowers, PrivateBank and the Company, as guarantor (as amended, the “PrivateBank Credit Facility”). The primary modification pursuant to the Modification: (i) a borrower was added as the borrower did execute the prior Seventh Modification as a party thereto but was omitted as a result of a clerical error; (ii) the Lender consent is provided to the transfer of operations to a new operator and the amendment of the related lease; (iii) the outstanding amount owing under the PrivateBank Credit Facility was reduced from $8,815,000 to $6,000,000.

Certain subsidiaries of the Company are also borrowers under: (a) a credit facility with PrivateBank used to fund the purchase price of the acquisition of three skilled nursing facilities and an office facility located in Arkansas; and (b) a credit facility with PrivateBank used to fund the purchase price of the West Markham Sub Acute and Rehabilitation Center located in Arkansas.

Item 7.01	Regulation FD Disclosure

This Current Report on Form 8-K includes pro forma statements reflecting the commencement of certain leases. These pro forma financial statements are being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01 Financial statements and Exhibits

(b)
Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of the Company to give effect to the April 1, 2015 commencement of subleases with respect to six facilities is filed as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014.
(d)     Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of and for the year ended December 31, 2014

99.2
Eighth Modification Agreement to Loan and Security Agreement, dated as of April 1, 2015 by and among ADK Lumber City Operator, LLC, ADK Lagrange Operator, LLC , ADK Powder Springs Operator, LLC , ADK Thunderbolt Operator, LLC, Attalla

Nursing ADK, LLC , Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC, CP Nursing, LLC, Benton Nursing, LLC, Valley River Nursing, LLC, Park Heritage Nursing, LLC, Homestead Nursing, LLC, Mountain View Nursing, LLC, Little Rock HC&R Nursing, LLC , Glenvue H&R Nursing, LLC and QC Nursing, LLC, AdCare Health Systems, Inc., and the Privatebank and Trust Company.

99.3
Sublease Agreement, dated as of January 31, 2015, by and between ADK Georgia, LLC. and 3460 Powder Springs Road Associates, L.P. (Incorporated by reference to Exhibit 10.380 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.4 Sublease Agreement, dated as of January 31, 2015, by and between ADK Georgia, LLC. and 3223 Falligant Avenue Associates, L.P. (Incorporated by reference to Exhibit 10.381 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.5
Lease Agreement, dated February 27, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown LLC (Incorporated by reference to Exhibit 10.408 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.6
First Amendment to Lease Agreement, dated March 20, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown, LLC (Incorporated by reference to Exhibit 10.409 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.7
Lease Agreement, dated February 27, 2015 by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter LLC (Incorporated by reference to Exhibit 10.410 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.8
First Lease Amendment to Lease Agreement, dated March 20, 2015, by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter, LLC (Incorporated by reference to Exhibit 10.411 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.9
Sublease Agreement, dated February 18, 2015 by and between CP Nursing, LLC and C.R. of College Park, LLC (Incorporated by reference to Exhibit 10.417 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.10 Sublease Agreement, dated April 1, 2015, by and between ADK Georgia, LLC and C.R. of Lagrange, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ William McBride III
William McBride III
Chief Executive Officer

EXHIBIT INDEX

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of and for the year ended December 31, 2014

99.2
Eighth Modification Agreement to Loan and Security Agreement, dated as of April 1, 2015 by and among ADK Lumber City Operator, LLC, ADK Lagrange Operator, LLC , ADK Powder Springs Operator, LLC , ADK Thunderbolt Operator, LLC, Attalla Nursing ADK, LLC , Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC, CP Nursing, LLC, Benton Nursing, LLC, Valley River Nursing, LLC, Park Heritage Nursing, LLC, Homestead Nursing, LLC, Mountain View Nursing, LLC, Little Rock HC&R Nursing, LLC , Glenvue H&R Nursing, LLC and QC Nursing, LLC, AdCare Health Systems, Inc., and the Privatebank and Trust Company.

99.3
Sublease Agreement, dated as of January 31, 2015, by and between ADK Georgia, LLC. and 3460 Powder Springs Road Associates, L.P. (Incorporated by reference to Exhibit 10.380 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.4 Sublease Agreement, dated as of January 31, 2015, by and between ADK Georgia, LLC. and 3223 Falligant Avenue Associates, L.P. (Incorporated by reference to Exhibit 10.381 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.5
Lease Agreement, dated February 27, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown LLC (Incorporated by reference to Exhibit 10.408 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.6
First Amendment to Lease Agreement, dated March 20, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown, LLC (Incorporated by reference to Exhibit 10.409 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.7
Lease Agreement, dated February 27, 2015 by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter LLC (Incorporated by reference to Exhibit 10.410 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.8
First Lease Amendment to Lease Agreement, dated March 20, 2015, by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter, LLC (Incorporated by reference to Exhibit 10.411 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.9
Sublease Agreement, dated February 18, 2015 by and between CP Nursing, LLC and C.R. of College Park, LLC (Incorporated by reference to Exhibit 10.417 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

99.10 Sublease Agreement, dated April 1, 2015, by and between ADK Georgia, LLC and C.R. of Lagrange, LLC

9